                                                                   Exhibit 10.43








October 25, 2000




Mr. Alan R. Crain, Jr.
3919 Essex Lane, Apt. 302
Houston, Texas  77027

Dear Alan:

         Baker Hughes Incorporated (the "Company") has awarded you today 7,500 restricted shares of the common stock of the Company, subject to the restrictions, terms and conditions described in the enclosed certified resolutions of the Compensation Committee of the Board of Directors of the Company. Certificate(s) representing those shares will be issued in your name and held in the Company's possession for safe-keeping until they vest in according with the restrictions, terms and conditions contained in the resolutions, at which time the Company will deliver them to you.

         Pending vesting of the restricted shares, you will earn dividends paid with respect to the shares.


                                        Very truly yours,



                                        Michael E. Wiley

                                   CERTIFICATE


         The undersigned, Daniel J. Churay, hereby certifies that he is the duly elected, qualified and acting Assistant Secretary of Baker Hughes Incorporated, a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"); that as such officer, he is in charge of the Minute Book and other corporate records of said Corporation; that the following is a full, true and correct copy of the resolutions appearing in the records of the Compensation Committee of the Board of Directors of the Corporation, and that said resolutions were adopted by the Compensation Committee of the Board of Directors of the Corporation, at a meeting held on October 25, 2000, and the undersigned further certifies that as of the date hereof said resolutions have not been rescinded or modified and are in full force and effect:

                  RESOLVED, that the Company issue to Alan R. Crain, Jr. 7,500 restricted shares of the Common Stock of the Company, $1.00 par value per share (the "Common Stock") under the Company's Long Term Incentive Plan, one-third of which shares are to vest on his employment anniversary in each of 2001, 2002 and 2003, in each case, subject to continued employment with the Company;

                  RESOLVED, that if Mr. Crain does not remain employed by the Company other than by death or disability, the Restricted Shares shall be forfeited to the Company to become treasury shares of the Company;

                  RESOLVED, that in the event Mr. Crain does not remain employed by the Company due to his disability, all Restricted Shares shall immediately vest;

                  RESOLVED, that upon the death of the employee while in active service, all Restricted Shares shall immediately vest with the estate of the deceased being the beneficiary;

                  RESOLVED, that pending vesting of the Restricted Shares, Mr. Crain shall be entitled to dividends paid with respect to the Restricted Shares;

                  RESOLVED, that the Restricted Shares shall be issued pursuant to the Long Term Incentive Plan of the Company and are subject to and governed by the additional terms and conditions of that plan, including (without limitation) the change of control provisions of Section 16 of the Plan;

                  RESOLVED, that when the Restricted Shares are issued and delivered to Mr. Crain, they shall be fully paid and non-assessable and subject to the conditions described above;

                  RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized to prepare, execute, deliver and perform such agreements, documents, certificates and other instruments and take such other action, in the name and on behalf of the Company, as each of such officers, in the officer's discretion, shall deem necessary or advisable to carry out the intent of the foregoing resolutions and the transactions contemplated thereby, the taking of such action and the preparation, execution, delivery and performance of any such agreements, documents, certificates and other instruments or the performance of any such act shall be conclusive evidence of the approval of this Board of Directors thereof and all matters relating thereto; and

                  RESOLVED, that any and all actions taken by or on behalf of the officers of the Company prior to the adoption of these resolutions that are within the authority conferred hereby are hereby in all respects ratified, confirmed and approved.




Dated at Houston, Texas as of the 25th day of October, 2000.



                                       -----------------------------------------
                                           Daniel J. Churay, Assistant Secretary